Fortis Bond Funds

(With Sales Charge)
Average Annual Total Return
One Year


    P(1+T)^n  ERV


    U.S. Government
    Securities Fund        Class E           Class A           Class B           Class C           Class H
    ---------------        -------           -------           -------           -------           -------

    P =                      1,000             1,000             1,000             1,000             1,000
    n =                          1                 1                1                  1                 1
    ERV =                 1,051.20          1,048.40          1,053.50          1,079.60          1,053.40
    T =                       5.12              4.84              5.35              7.96              5.34
                    (Fiscal Year      (Fiscal Year      (Fiscal Year      (Fiscal Year      (Fiscal Year
                    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)



    High Yield Fund        Class A           Class B           Class C           Class H
    ---------------        -------           -------           -------           -------

    P =                      1,000             1,000             1,000             1,000
    n =                          1                 1                 1                 1
    ERV =                 1,093.60          1,102.10          1,128.20          1,102.20
    T =                       9.36             10.21             12.82             10.22
                    (Fiscal Year      (Fiscal Year      (Fiscal Year      (Fiscal Year
                    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)


(With Sales Charge)
Average Annual Total Return
Two Year



    U.S. Government
    Securities Fund        Class E           Class A           Class B           Class C           Class H
    ---------------        -------           -------           -------           -------           -------

    P =                      1,000             1,000             1,000             1,000             1,000
    n =                          2                 2                 2                 2                 2
    ERV =                 1,104.50          1,098.70          1,097.10          1,133.10          1,097.00
    CTR =                    10.45              9.87              9.71             13.31              9.70
    T =                       5.10              4.82              4.74              6.45              4.74
                    (Fiscal Year      (Fiscal Year      (Fiscal Year     (Fiscal Year       (Fiscal Year
                    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)




    High Yield Fund        Class A           Class B           Class C           Class H
    ---------------        -------           -------           -------           -------

    P =                      1,000             1,000             1,000             1,000
    n =                          2                 2                 2                 2
    ERV =                 1,153.30          1,158.30          1,193.10          1,157.00
    CTR =                    15.33             15.83             19.31             15.70
    T =                       7.39              7.62              9.23              7.56
                    (Fiscal Year      (Fiscal Year      (Fiscal Year     (Fiscal Year
                    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)



(With Sales Charge)                     (With Sales Charge)
Average Annual Total Return             Average Annual Total Return
Three Year                              Four Year



    U.S. Government                     U.S. Government
    Securities Fund        Class E      Securities Fund        Class E
    ---------------        -------      ---------------        -------

    P =                      1,000      P =                      1,000
    n =                          3      n =                          4
    ERV =                 1,189.70      ERV =                 1,157.50
    CTR =                    18.97      CTR =                    15.75
    T =                       5.96      T =                       3.72
                      (Fiscal Year                        (Fiscal Year
                    Ended 7/31/97)                      Ended 7/31/97)





    High Yield Fund        Class A      High Yield Fund        Class A
    ---------------        -------      ---------------        -------

    P =                      1,000      P =                      1,000
    n =                          3      n =                          4
    ERV =                 1,253.50      ERV =                 1,327.70
    CTR =                    25.35      CTR =                    32.77
    T =                       7.82      T =                       7.34
                      (Fiscal Year                        (Fiscal Year
                    Ended 7/31/97)                      Ended 7/31/97)

(With Sales Charge)                     (With Sales Charge)
Average Annual Total Return             Average Annual Total Return
Five Year                               Six Year



    U.S. Government                     U.S. Government
    Securities Fund        Class E      Securities Fund        Class E
    ---------------        -------      ---------------        -------

    P =                      1,000      P =                      1,000
    n =                          5      n =                          6
    ERV =                 1,258.90      ERV =                 1,412.50
    CTR =                    25.89      CTR =                    41.25
    T =                       4.71      T =                       5.92
                      (Fiscal Year                        (Fiscal Year
                    Ended 7/31/97)                      Ended 7/31/97)




    High Yield Fund        Class A      High Yield Fund        Class A
    ---------------        -------      ---------------        -------

    P =                      1,000      P =                      1,000
    n =                          5      n =                          6
    ERV =                 1,555.60      ERV =                 1,902.50
    CTR =                    55.56      CTR =                    90.25
    T =                       9.24      T =                      11.32
                      (Fiscal Year                        (Fiscal Year
                    Ended 7/31/97)                      Ended 7/31/97)

(With Sales Charge)                     (With Sales Charge)
Average Annual Total Return             Average Annual Total Return
Seven Year                              Eight Year



    U.S. Government                     U.S. Government
    Securities Fund        Class E      Securities Fund        Class E
    ---------------        -------      ---------------        -------

    P =                      1,000      P =                      1,000
    n =                          7      n =                          8
    ERV =                 1,563.60      ERV =                 1,682.20
    CTR =                    56.36      CTR =                    68.22
    T =                       6.59      T =                       6.72
                      (Fiscal Year                        (Fiscal Year
                    Ended 7/31/97)                      Ended 7/31/97)





    High Yield Fund        Class A      High Yield Fund        Class A
    ---------------        -------      ---------------        -------

    P =                      1,000      P =                      1,000
    n =                          7      n =                          8
    ERV =                 2,266.10      ERV =                 2,015.30
    CTR =                   126.61      CTR =                   101.53
    T =                      12.40      T =                       9.15
                      (Fiscal Year                        (Fiscal Year
                    Ended 7/31/97)                      Ended 7/31/97)

(With Sales Charge)                     (With Sales Charge)
Average Annual Total Return             Average Annual Total Return
Nine Year                               Ten Year



    U.S. Government                     U.S. Government
    Securities Fund        Class E      Securities Fund        Class E
    ---------------        -------      ---------------        -------

    P =                      1,000      P =                      1,000
    n =                          9      n =                         10
    ERV =                 1,887.80      ERV =                 2,032.90
    CTR =                    88.78      CTR =                   103.29
    T =                       7.32      T =                       7.35
                      (Fiscal Year                        (Fiscal Year
                    Ended 7/31/97)                      Ended 7/31/97)





    High Yield Fund        Class A
    ---------------        -------

    P =                      1,000
    n =                          9
    ERV =                 2,177.90
    CTR =                   117.79
    T =                       9.03
                      (Fiscal Year
                    Ended 7/31/97)

(With Sales Charge)
Average Annual Total Return
Since Inception



    U.S. Government
    Securities Fund        Class A           Class B           Class C           Class H
    ---------------        -------           -------           -------           -------

    P =                      1,000             1,000             1,000             1,000
    n =                       2.71              2.71              2.71              2.71
    ERV =                 1,209.20          1,213.40          1,239.20          1,213.30
    CTR =                    20.92             21.34             23.92             21.33
    T =                       7.26              7.40              8.24              7.40
                    (Fiscal Year      (Fiscal Year      (Fiscal Year      (Fiscal Year
                    Ended 7/31/97)    Ended 7/31/97     Ended 7/31/97)    Ended 7/31/97)




    High Yield Fund        Class A           Class B           Class C           Class H
    ---------------        -------           -------           -------           -------

    P =                      1,000             1,000             1,000             1,000
    n =                       9.57              2.71              2.71              2.71
    ERV =                 2,302.30          1,274.20          1,300.10          1,272.90
    CTR =                   130.23             27.42             30.01             27.29
    T =                       9.10              9.36             10.17              9.31
                    (Fiscal Year      (Fiscal Year      (Fiscal Year      (Fiscal Year
                    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)    Ended 7/31/97)


(Without Sales Charge)
Average Annual Total Return
One Year



    U.S. Government
    Securities Fund        Class B           Class C           Class H
    ---------------        -------           -------           -------

    P =                      1,000             1,000             1,000
    n =                          1                 1                 1
    ERV =                 1,089.60          1,089.80          1,089.50
    T =                       8.96              8.98              8.95
                      (Fiscal Year      (Fiscal Year      (Fiscal Year
                    Ended 7/31/97)      Ended 7/31/97)  Ended 7/31/97)



    High Yield Fund        Class B           Class C           Class H
    ---------------        -------           -------           -------

    P =                      1,000             1,000             1,000
    n =                          1                 1                 1
    ERV =                 1,138.10          1,138.20          1,138.20
    T =                      13.81             13.82             13.82
                      (Fiscal Year      (Fiscal Year      (Fiscal Year
                    Ended 7/31/97)      Ended 7/31/97)  Ended 7/31/97)

(Without Sales Charge)
Average Annual Total Return
Two Year



    U.S. Government
    Securities Fund        Class B           Class C           Class H
    ---------------        -------           -------           -------

    P =                      1,000      1,000  1,000
    n =                          2                 2                 2
    ERV =                 1,133.10          1,133.10          1,133.10
    CTR =                    13.31             13.31             13.31
    T =                       6.45              6.45              6.45
                    (Fiscal Year      (Fiscal Year      (Fiscal Year
                    Ended 7/31/97)      Ended 7/31/97)  Ended 7/31/97)





    High Yield Fund        Class B           Class C           Class H
    ---------------        -------           -------           -------

    P =                      1,000             1,000             1,000
    n =                          2                 2                 2
    ERV =                 1,194.40          1,193.10          1,193.00
    CTR =                    19.44             19.31             19.30
    T =                       9.29              9.23              9.22
                    (Fiscal Year      (Fiscal Year      (Fiscal Year
                    Ended 7/31/97)      Ended 7/31/97)  Ended 7/31/97)

(Without Sales Charge)
Average Annual Total Return
Since Inception



    U.S. Government
    Securities Fund        Class B           Class C           Class H
    ---------------        -------           -------           -------

    P =                      1,000             1,000             1,000
    n =                       2.71              2.71              2.71
    ERV =                 1,240.40          1,239.20          1,240.30
    CTR =                    24.04             23.92             24.03
    T =                       8.28              8.24              8.27
                    (Fiscal Year      (Fiscal Year      (Fiscal Year
                    Ended 7/31/97)      Ended 7/31/97)  Ended 7/31/97)




    High Yield Fund        Class B           Class C           Class H
    ---------------        -------           -------           -------

    P =                      1,000             1,000             1,000
    n =                       2.71              2.71              2.71
    ERV =                 1,301.40          1,300.10          1,299.90
    CTR =                    30.14             30.01             29.99
    T =                      10.21             10.17             10.16
                    (Fiscal Year      (Fiscal Year      (Fiscal Year
                    Ended 7/31/97)      Ended 7/31/97)  Ended 7/31/97)

Fortis Bond Funds

SEC Yield


    Yield = 2 * [((A-b)/(C*d) + 1)^6 -1]



    U.S. Government
    Securities Fund        Class E           Class A           Class B           Class C           Class H
    ---------------        -------           -------           -------           -------           -------

    a =                  1,768,852           320,734            14,762             7,880            57,208
    b =                    166,053            42,173             3,602             1,930            13,988
    c =             35,755,838.346     6,482,665.034       299,313.344       159,775.358     1,159,562.208
    d =                       9.59              9.59              9.14              9.13              9.14
    yield =                  5.68%             5.44%             4.94%             4.94%             4.94%


    High Yield Fund        Class A           Class B           Class C           Class H
    ---------------        -------           -------           -------           -------

    a=                   1,045,760           171,461            58,928           537,795
    b =                    122,191            30,667            10,536            96,194
    c =             15,702,484.985     2,575,008.749       885,801.108     8,080,971.515
    d =                       8.20              7.83              7.82              7.82
    yield =                  8.76%             8.53%             8.53%             8.53%


Fortis Bond Funds

Historical Distribution Rates


    Monthly Declaring

    Yield = (CD * 12) / POP

    CD = Current Distribution
    POP = Maximum Public Offer Price on 7/31/97
    MD = Monthly Declaring



    U.S. Government
    Securities Fund        Class E           Class A           Class B           Class C           Class H
    ---------------        -------           -------           -------           -------           -------

                              MD                MD                MD                MD                MD
    CD =                     0.048             0.046             0.041             0.041             0.041
    POP =                     9.59              9.59              9.14              9.13              9.14
    distribution yield =     6.01%             5.76%             5.38%             5.39%             5.38%


    High Yield Fund        Class A           Class B           Class C           Class H
    ---------------        -------           -------           -------           -------

                              MD                MD                MD                MD
    CD =                     0.060             0.056             0.056             0.056
    POP =                     8.20              7.83              7.82              7.82
    distribution yield =     8.78%             8.58%             8.59%             8.59%
